Significant accounting judgements, estimates and assumptions	6 Months Ended
Jun. 30, 2026
Notes and other explanatory information [abstract]
Significant accounting judgements, estimates and assumptions

3.	Significant accounting judgements, estimates and assumptions

The preparation of the condensed consolidated financial statements requires management to make judgements, estimates and assumptions that affect the reported amounts of revenue, expenses, assets and liabilities. The significant judgements and key sources of estimation uncertainty are consistent with those described in the restated consolidated financial statements for the year ended 31 December 2025, together with the following:

Impairment of goodwill

The recoverable amount of the LPG Distribution & Engineering cash-generating unit at 30 June 2026 exceeded its carrying amount, including notional goodwill, by approximately €0.5 million, and no impairment was recognised in the period. Following the impairment recognised at 31 December 2025, an adverse change in the key assumptions could result in an impairment (Note 10).

Element advisory agreements

The fair value of the milestone fee shares under the element advisory agreements was estimated using a one-touch barrier model with an expected horizon of 1.5 years. The horizon is a significant assumption: a shorter or longer horizon would decrease or increase the expense recognised (Note 7).

Revenue from engineering services

Determining whether BrightHy’s engineering services revenue is recognised over time or at a point in time, and the measurement of progress and of the related contract fulfilment asset, requires judgement.